Dividends (Tables)	6 Months Ended
Jun. 30, 2024
Interim Financial Reporting [Abstract]
Disclosure of dividends announced and paid [Table Text Block]
Dividends payable
bp today announced an interim dividend of 8.000 cents per ordinary share which is expected to be paid on 20 September 2024 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 9 August 2024. The ex-dividend date will be 8 August 2024 for ordinary shareholders and 9 August 2024 for ADS holders. The corresponding amount in sterling is due to be announced on 3 September 2024, calculated based on the average of the market exchange rates over three dealing days between 28 August 2024 and 30 August 2024. Holders of ADSs are expected to receive $0.48 per ADS (less applicable fees). The board has decided not to offer a scrip dividend alternative in respect of the second quarter 2024 dividend. Ordinary shareholders and ADS holders (subject to certain exceptions) will be able to participate in a dividend reinvestment programme. Details of the second quarter dividend and timetable are available at bp.com/dividends and further details of the dividend reinvestment programmes are available at bp.com/drip.

	Second	Second	First	First
	quarter	quarter	half	half
	2024	2023	2024	2023
Dividends paid per ordinary share
cents	7.270	6.610	14.540	13.220
pence	5.683	5.309	11.375	10.860
Dividends paid per ADS (cents)	43.62	39.66	87.24	79.32